SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                         COMMUNITY FIRST BANCORPORATION
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                (Name of Registrant as Specified In Its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid


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[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         COMMUNITY FIRST BANCORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

         The Annual Meeting of the Shareholders of Community First Bancorporation will be held at the Seneca Office of Community First Bank, 449 Highway 123 Bypass, Seneca, South Carolina, on Tuesday, April 24, 2007, at 1:30 p.m., for the following purposes:

     (1)  To elect three directors to each serve a three-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         You are only entitled to notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 1, 2007. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

         Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

         Our 2007 Proxy Statement and 2006 Annual Report to Shareholders are enclosed with this notice.

                                            By Order of the Board of Directors



March 31, 2007                               Frederick D. Shepherd, Jr.
                                             President

16

                         COMMUNITY FIRST BANCORPORATION
                             449 Highway 123 ByPass
                          Seneca, South Carolina 29678
                                 (864) 886-0206

                                 PROXY STATEMENT

         We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Community First Bancorporation for use at our Annual Meeting of Shareholders to be held at 1:30 p.m. on Tuesday, April 24, 2007 in Community First Bank's Seneca Office, 449 Highway 123 Bypass, Seneca, South Carolina. Throughout this Proxy Statement, we use terms such as "we", "us", "our" and "our Company" to refer to Community First Bancorporation, and terms such as "you" and "your" to refer to our shareholders.

         A Notice of Annual Meeting is attached to this Proxy Statement, and a form of proxy is enclosed. We first began mailing this proxy statement to our shareholders on or about March 31, 2007. We are paying the costs of this solicitation. The only method of solicitation we plan to use, other than this proxy statement, is personal contact, including contact by telephone or other electronic means, by our directors and regular employees, who will not be specially compensated for their services.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering our fiscal year ended December 31, 2006, including financial statements, is enclosed with this proxy statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                VOTING PROCEDURES

Voting

         If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record, you can also attend the Annual Meeting and vote in person. If you hold your shares in street name with a broker or other nominee, you can direct your vote by submitting voting instructions to your broker or nominee in accordance with the procedure on the voting card provided by your broker or nominee. If you hold your shares in street name, you may attend the Annual Meeting, but you may not vote in person without a proxy appointment from a shareholder of record.

Revocation of Proxy

      If you are a record shareholder and execute and deliver a proxy, you have the right to revoke it at any time before it is voted by delivering to Frederick
D. Shepherd, Jr., President, Community First Bancorporation, 449 Highway 123 Bypass, Seneca, South Carolina 29678, or by mailing to Mr. Shepherd at Post Office Box 459, Seneca, South Carolina 29679, an instrument which by its terms revokes the proxy. If you are a record shareholder, you may also revoke your proxy by delivering to us a duly executed proxy bearing a later date. Written notice of your revocation of a proxy or delivery of a later dated proxy will be effective when we receive it. Your attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, if you are a record shareholder and desire to do so, you may attend the meeting and vote in person in which case the proxy will not be used. If you hold your shares in street name with a broker or other nominee, you may change or revoke your proxy instructions by submitting new voting instructions to the broker or other nominee.

Quorum and Method of Counting Votes

      At the close of business on March 1, 2007, there were outstanding 2,972,418 shares of our common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. You are only entitled to notice of and to vote at the meeting if you were a stockholder of record at the close of business on March 1, 2007 (the "Record Date").

         A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, we will not give any notice of the reconvened meeting other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, we will give notice of the reconvened meeting as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of our common stock voted in favor of the matter exceeds the number of shares of our common stock voted against the matter.

Actions to be Taken by the Proxies

      Our Board of Directors selected the persons named as proxies. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Unless you otherwise specify therein, your proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where you have appropriately specified how the proxy is to be voted, it will be voted in accordance with your specifications. Our Board of Directors is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, the persons named in the proxy intend to vote on such matters in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

      If you wish to submit proposals for the consideration of the shareholders at the 2008 Annual Meeting, you may do so by mailing them in writing to Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 459, Seneca, South Carolina 29679, or by delivering them in writing to Mr. Shepherd at our main office, 449 Highway 123 Bypass, Seneca, South Carolina 29678. You must send or deliver such written proposals in time for us to receive them prior to December 1, 2007, if you want us to include them, if otherwise appropriate, in our proxy statement and form of proxy relating to that meeting. If we do not receive notice of a shareholder proposal prior to February 14, 2008, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the proposal is raised at the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The table below shows information as of March 1, 2007 about our common stock owned by directors and executive officers. Other than as shown in the table below, no persons are known to us to be beneficial owners of 5% or more of our common stock. Except as otherwise indicated in the footnotes to the table, to the knowledge of management, all shares are owned directly with sole voting power.

      Name and                        Amount and Nature
Address of 5% owners             of Beneficial Ownership(1)           % of Class
--------------------             -----------------------              ----------

Larry S. Bowman, M.D.                       97,787(2)                    3.0%
Seneca, S.C.

William M. Brown                           105,607(3)                    3.2%
Salem, S.C.

Robert H. Edwards                          114,280(4)                    3.6%
Walhalla, S.C.

Blake L. Griffith                          148,595(5)                    4.5%
Walhalla, S.C.

John R. Hamrick                            119,268(6)                    3.6%
Seneca, S.C.

James E. McCoy                             122,988(7)                    3.7%
Walhalla, S.C.

Frederick D. Shepherd, Jr.                 290,249(8)                    8.8%
449 Highway 123 Bypass
Seneca, S.C.  29678

Gary V. Thrift                              79,980(9)                    3.1%
Seneca, S.C.

James E. Turner                            202,217(10)                   6.1%
P. O. Box 367
Seneca, S.C. 29679

Charles L. Winchester                      149,133(11)                   4.5%
Sunset, S.C.

All Directors, nominees
and executive officers
as a group (10 persons)                  1,245,636(12)                  40.6%
----------------

(1) Includes for each non-employee director 27,436 shares subject to currently exercisable options.
(2) Includes 37,908 shares jointly owned with Mary M. Bowman, Dr. Bowman's wife; 15,208 shares owned by Mary M. Bowman; 1,618 shares owned by Dr. Bowman's daughter; and 10,667 shares held as trustee for Dr. Bowman's children.
(3)  Includes 3,446 shares owned by Annie B. Brown, Mr. Brown's wife.
(4) Includes 227,323 shares jointly owned with Ruth D. Edwards, Mr. Edward's wife; 6,763 shares owned by Ruth D. Edwards; 10,202 shares owned by Robert
     H. Edwards LLC; and 1,576 shares owned by Mr. Edwards' daughter.
(5) Includes 17,707 shares owned by Susan P. Griffith, Mr. Griffith's wife; and 103,293 shares jointly owned with Susan P. Griffith.
(6) Includes 2,318 shares jointly owned with Frances R. Hamrick, Mr. Hamrick's wife; 5,166 shares owned by Mr. Hamrick's IRA; 987 shares held as trustee for Mr. Hamrick's daughters; 5,922 shares owned by Mrs. Hamrick's IRA; and 2,510 shares owned by Mr. Hamrick's daughters.

(7) Includes 95,552 shares jointly owned with Charlotte B. McCoy, Mr. McCoy's wife. Of the total shares beneficially owned by Mr. McCoy, 67,330 have been pledged as security.
(8) Includes presently exercisable options to purchase 77,703 shares. Of the total shares beneficially owned by Mr. Shepherd, 74,443 have been pledged as security.
(9) Includes 19,229 shares held as guardian for Mr. Thrift's children; and 52,544 shares owned by Catherine Thrift, Mr. Thrift's wife.
(10) Includes 20,554 shares owned by Patricia S. Turner, Mr. Turner's wife.
(11) Includes 42,403 shares jointly owned with Joan O. Winchester, Mr. Winchester's wife; 3,146 shares owned by Joan O. Winchester; and 1,872 shares held as custodian for Mr. Winchester's grandchildren.
(12) Includes presently exercisable options to purchase 249,509 shares.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office for the next three years. Pursuant to our bylaws, our Board of Directors acts as a nominating committee. Our Board has nominated Robert H. Edwards, Blake L. Griffith and Gary V. Thrift each to serve a three year term with their terms expiring at the annual meeting of shareholders in 2010. Directors serve until their successors are elected and qualified to serve. The nominees are currently serving as our directors. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "MANAGEMENT OF THE COMPANY - Committees of the Board of Directors - Nominating Committee."

         The persons named in the enclosed form of proxy intend to vote for the election of Messrs. Edwards, Griffith and Thrift as directors. Unless you indicate a contrary specification, your proxy will be voted FOR each such nominee. In the event that a nominee is not available by reason of any unforeseen contingency, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as our Board of Directors may recommend. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

Directors

        The table below shows as to each of our directors and director nominees his name, positions he holds with us, the period during which he has served as our director, and his business experience for the past five years. Terms shown include service as a director of Community First Bank prior to our acquiring it in 1997. Our directors serve until the annual meeting for the year indicated or until their successors are elected and qualified.

                                  Positions with        Director               Business Experience
Name (and age)                      the Company           Since              for the Past Five Years
--------------                      -----------           -----              -----------------------

         Nominees for re-election to our Board of Directors for terms of office to continue until the Annual Meeting of Shareholders in 2010 are:

Robert H. Edwards (76)                 Director             1989     President of Edwards Auto Sales.
Walhalla, S.C.

Blake L. Griffith (71)                 Director             1995*    President of Griffith Properties, LLC since
Walhalla, S.C.                                                       September 1998; formerly President and Chief
                                                                     Executive Officer of Next Day Apparel, Inc.

Gary V. Thrift (46)                    Director             1995**   President, Thrift Development Corporation
Seneca, S.C.                                                         (general contractor), since February 1996; Vice
                                                                     President, Thrift Group, Inc. (building
                                                                     supplies), since July, 2001.

                                       4

         Members of our Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2008 are:

James E. McCoy (69)               Chairman of our Board      1989    Plant Manager of Timken Company.
Walhalla, S.C.                        of Directors

James E. Turner (70)                    Director             1989    Chairman of the Board of Turner's
Seneca, S.C.                                                         Jewelers, Inc.

Charles L. Winchester (66)              Director             1989    President, Winchester Lumber Company, Inc. of
Sunset, S.C.                                                         Salem, South Carolina; Vice President, Boones
                                                                     Lumber Company.

         Members of our Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2009 are:

Larry S. Bowman, M.D. (58)        Vice Chairman of our       1989    Orthopedic surgeon with Blue Ridge Orthopedic
Seneca, S.C.                       Board of Directors                Association, P.A.

William M. Brown (61)                 Director and           1989    President and Chief Executive Officer of
Salem, S.C.                             Secretary                    Lindsay Oil Company, Inc.

John R. Hamrick (59)                    Director             1989    President of Lake Keowee Real Estate, Inc.;
Seneca, S.C.                                                         President of John Hamrick Real Estate.

Frederick D. Shepherd, Jr. (66)   Director, President,       1989    President, Chief Executive Officer, Chief
Seneca, S.C.                         Chief Executive                 Financial Officer and Treasurer of Community
                                     Officer, Chief                  First Bank since 1989; President, Chief
                                    Financial Officer                Executive Officer, Chief Financial Officer and
                                      and Treasurer                  Treasurer of the Company since May, 1997.

*Mr. Griffith previously served on the Board of Directors from 1989 to 1993. **Mr. Thrift previously served on the Board of Directors from 1989 to 1992.

         Neither our principal executive officer nor any of our directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officer

         Frederick D. Shepherd, Jr., our Chief Executive Officer and Chief Financial Officer, is our only executive officer. Information about Mr. Shepherd is set forth above under the caption "--Directors."

                               GOVERNANCE MATTERS

Director Independence

         Our Board of Directors has determined that none of Messrs. Bowman, Brown, Edwards, Griffith, Hamrick, McCoy, Thrift, Turner, or Winchester has a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each such director is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented (the "Nasdaq Rules"). As disclosed under "Certain Relationships and Related Transactions" our independent directors and some of their affiliates from time to time have loan and deposit relationships with our Bank. These relationships are not considered by our Board to compromise their independence.

Meetings of the Board of Directors and Director Attendance at the Annual Meeting of Shareholders

         During the last full fiscal year, ending December 31, 2006, our Board of Directors met 13 times, including regular and special meetings. Each director attended at least 75% of the total number of meetings of our Board of Directors and committees of which he was a member.

         We encourage, but do not require, our directors to attend annual meetings of shareholders. Last year, all of our directors attended the annual meeting of shareholders.

Committees of our Board of Directors

         Nominating Committee

         Our Board of Directors does not have a separate nominating committee. Rather, our entire Board of Directors acts as nominating committee. Based on our size, the small geographic area in which we do business and the desirability of directors being a part of the communities we serve and familiar with our customers, our Board of Directors does not believe we would derive any significant benefit from a separate nominating committee. Mr. Shepherd is the only member of our Board of Directors who is not independent as defined in the Nasdaq Rules. We do not have a Nominating Committee charter.

         Audit Committee

         We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible for seeing that audits of our financial statements are conducted annually. An independent registered public accounting firm is employed for that purpose by our Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. Our Audit Committee is comprised of Messrs. Edwards, Hamrick, Thrift and Winchester, each of whom is independent as defined in the Nasdaq Rules. The Audit Committee met four times in 2006. The Audit Committee does not have a written charter.

         Compensation Committee

         We have a Compensation Committee that makes recommendations to our Board of Directors concerning director compensation and compensation of Mr. Shepherd, our Chief Executive and Chief Financial Officer and the Chief Executive Officer and Chief Financial Officer of our Bank. The final decisions as to Mr. Shepherd's compensation are made by the full Board of Directors. Mr. Shepherd negotiates his compensation with the Compensation Committee on a regular basis, and makes recommendations relating thereto. The Committee may take these recommendations into consideration in setting his compensation. Mr. Shepherd does not, however, meet with the full Board of Directors to discuss his compensation. The Compensation Committee does not delegate its authority to any other persons. However, the Committee does delegate responsibility for administering parts of our compensation programs to our Human Resources Department. The Board has not engaged a compensation consulting firm to assist it in setting Mr. Shepherd's compensation. The Compensation Committee is comprised of Messrs. McCoy (chair), Brown, Bowman and Winchester, each of whom is independent as defined in the Nasdaq Rules. The Compensation Committee met three times in 2006. The Compensation Committee does not have a written charter.

Director Nomination Process

         In recommending director candidates, our Board takes into consideration such factors as it deems appropriate based on our current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and our other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         Our Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If you wish to recommend a director candidate to our Board for consideration as a Board of Directors' nominee, you must submit in writing to our Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to our Chairman of the Board at our address and we must receive it no later than January 15 in any year for a person to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. Our Board may request further information if it determines a potential candidate may be an appropriate nominee. Our Board will give director candidates recommended by shareholders that comply with these requirements the same consideration that our Board's candidates receive.

         Our Board will not consider director candidates recommended by shareholders as potential Board of Directors' nominees if we receive the shareholder recommendations later than January 15 in any year. However, shareholders may also nominate director candidates as shareholder nominees for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing not less than 14 days nor more than 50 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 14 days prior to any meeting of shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of our common stock that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of our common stock owned by the notifying shareholder. The presiding officer of the meeting may disregard nominations not made in accordance with these requirements, and upon his instructions, the vote tellers will disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         If you wish to send communications to our Board of Directors, you should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Community First Bancorporation, 449 Highway 123 Bypass, Seneca South Carolina 29678. Upon receipt of any such communications, our Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. Our Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, our Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, our Corporate Secretary will send appropriate shareholder communications to the Chairman of our Audit Committee. In the case of communications addressed to committees of the board, our Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee if a committee exists, or to the Chairman of the Board if no committee exists.

                             MANAGEMENT COMPENSATION

Compensation Discussion and Analysis

         Overview of Executive Officer Compensation

         Mr. Shepherd is our only executive officer. Our Board of Directors sets executive officer compensation, based on recommendations of our Compensation Committee, which negotiates regularly with Mr. Shepherd. We have historically followed an informal policy of providing Mr. Shepherd with a total compensation package consisting of salary, bonuses or incentive compensation, insurance and other benefits, and stock options. The Committee's objectives in setting Mr. Shepherd's compensation are:

          o to set salary and benefits and award options, at competitive levels designed to encourage Mr. Shepherd to perform at his highest level in order to increase earnings and value to shareholders;
          o where appropriate, to award bonuses and/or incentive compensation, and increase salary to reward Mr. Shepherd for performance; and
          o    to retain Mr. Shepherd as our Chief Executive Officer.

         Compensation is designed to reward Mr. Shepherd both for his personal performance and for performance of our Company with respect to growth in assets and earnings, expansion and increases in shareholder value. The Committee makes its decisions about allocations between long-term and current compensation, allocations between cash and non-cash compensation, and allocations among various forms of compensation, in its discretion based on its subjective assessment of how these allocations will best meet our overall compensation goals outlined above.

         Components of Executive Compensation

         During 2006, executive compensation consisted primarily of two key components: base salary and short-term incentive compensation. The Board did not award options to Mr. Shepherd in 2006. We also provide various additional benefits to Mr. Shepherd, including health, life and disability insurance, an automobile allowance, and perquisites. For 2006, base salary comprised approximately 75% of Mr. Shepherd's total compensation, short-term incentive compensation comprised approximately 4% of Mr. Shepherd's compensation, and perquisites and other benefits not provided to other employees comprised approximately 14% of Mr. Shepherd's compensation. The Committee based its decision to allocate Mr. Shepherd's compensation in this manner on its subjective assessment of how such allocation would meet our goals of remaining competitive and of linking compensation to our corporate performance and his individual performance.

         Factors Considered in Setting Compensation

         Use of Market Surveys and Peer Group Data

         To remain competitive in the executive workforce marketplace, we believe it is important to consider comparative market information about compensation paid to executive officers of other financial institutions in our market area. We want to be able to retain Mr. Shepherd as our executive officer and, to do so, we must be able to compensate him at a level that is competitive with compensation offered by other companies in our business and geographic marketplace that seek similarly skilled and talented executives. Accordingly, we take into consideration publicly available information about compensation paid to executive officers at other financial institutions in our market area in making our decisions about Mr. Shepherd's compensation. However, we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on that information to determine Mr. Shepherd's compensation.

           We believe the financial institutions we include in our considerations are an appropriate group to use for compensation comparisons because they align well with our asset levels, the nature of our business and workforce, and the talent and skills required for successful operations.

         Other Factors Considered

         In addition to considering compensation paid to executive officers of other financial institutions in our market area, we considered Mr. Shepherd's knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as an executive officer, and his long history in the banking industry. Mr. Shepherd has over 40 years of experience as a banker. He was an original organizer of our Bank and our holding company, and has served as Chief Executive Officer and Chief Financial Officer of each since their organization.
 The Committee believes that Mr. Shepherd has demonstrated that he has been to a large extent responsible for our growth and success to date, and that it is appropriate to compensate him accordingly. The Committee also considered recommendations from Mr. Shepherd in setting his compensation.

         We review our compensation program and levels of compensation paid to Mr. Shepherd annually and make adjustments based on the foregoing factors as well as other subjective factors.

         Timing of Executive Compensation Decisions

         Annual salary reviews and adjustments, bonus and short-term incentive compensation awards, and option awards are routinely made each year at the first regularly scheduled Board meeting. The Committee does not time any form of compensation award, including equity-based awards, to coincide with the release of material non-public information.

         Base Salary and Short-term Incentive Compensation

         We believe it is appropriate to set Mr. Shepherd's base salary at a reasonable level that will provide him with a predictable income base on which to structure his personal budget. As noted above, in setting salary, the Committee reviews market data about salaries paid to executives of other financial institutions. The Committee also takes into consideration the overall condition of our Company, its level of success in recent years and its goals and budget for the current year, and Mr. Shepherd's personal performance in furthering our goals. The Committee then makes a subjective determination of the amount at which to set Mr. Shepherd's salary. Historically, the salary set for Mr. Shepherd has been at approximately the midpoint of the market survey data, as was the case in 2006.

         The Committee sets short-tem incentive compensation for Mr. Shepherd taking into account our overall success as measured by increases in net income relative to the prior year and increases in market share as evidenced by growth in total assets. In 2004, the Committee implemented a short-term incentive compensation plan to be effective for each of 2004, 2005, 2006 and 2007, subject to amendment at the Committee's discretion. Under this plan, Mr. Shepherd's annual short-term incentive compensation was divided into two components: a profit component and a growth component. The profit component provides for an annual incentive payment to Mr. Shepherd of an amount equal to 10% of any increase in our net annual profit (earnings) over the prior year. The growth component is in addition to the profit component, and is based on the growth of our assets for the calendar year as follows: if we have greater than 7% but less than 10% growth, Mr. Shepherd would be entitled to short-term incentive compensation of $10,000; if we have greater than 10% but less than 15% growth, Mr. Shepherd would be entitled to short-term incentive compensation of $15,000; if we have greater than 15% growth, Mr. Shepherd would be entitled to short-term incentive compensation of $20,000. There was no increase in our net annual profit in 2006, and, accordingly, Mr. Shepherd did not receive short-term incentive compensation based on the profit component for 2006. The growth in our assets for 2006 was $33,197,000, which was 10.4 % growth over 2005. Mr. Shepherd was, therefore, awarded short-term incentive compensation based on the growth component of $15,000. Our Compensation Committee believes these are appropriate methods of providing short-term incentive compensation to Mr. Shepherd in that both components closely align his incentive compensation with our success.

         Stock Options

         The Committee sets stock option awards at levels believed appropriate to advancing our goal of retaining Mr. Shepherd, as well as levels believed to appropriately align Mr. Shepherd's interests with the interests of our shareholders. Since options are granted with exercise prices set at fair market value of our common stock on the date of grant, Mr. Shepherd can only benefit from the options if the price of our stock increases. The Committee does not award options to Mr. Shepherd every year, and did not do so in 2006.

         The Committee did, however, recommend, and the Board approved, grants to each director, other than Mr. Shepherd, of options to purchase 2,000 shares. The Committee believes that periodic grants of stock options to directors also helps align the interests of directors more closely with those of shareholders, and believes the benefits of grants of moderate numbers of options outweigh the costs. The Committee also took into account the fact that cash compensation to our directors is very modest.

         Other Benefits

         We provide Mr. Shepherd with insurance benefits provided to all other employees and make contributions to our 401(k) plan on his behalf on the same basis as contributions are made for all other employees. We also provide split-dollar life insurance for Mr. Shepherd and reimburse him for the taxes on such insurance. In addition, we pay Mr. Shepherd director's fees for his service on our Board and the Board of our Bank.

         We also pay country club dues for Mr. Shepherd, and provide him with an automobile for business and personal use. The Committee has determined that these benefits play an important role in Mr. Shepherd's business development activities on our behalf.

          All of the foregoing other elements of compensation awarded to Mr. Shepherd were set at levels believed to be competitive with other financial institutions of similar size in South Carolina.

         Some of the more common executive benefits we do not provide to Mr. Shepherd include employment and change of control arrangements, pension benefits and nonqualified deferred compensation arrangements.

         2007 Executive Compensation

         The Compensation Committee has begun preliminary consideration of a number of possible changes to Mr. Shepherd's compensation arrangements and benefits for 2007, but has not yet made any definitive decisions about such possible changes. The Committee may decide to retain the services of a compensation consultant to assist it in its deliberations. At present, the compensation arrangements applicable to Mr. Shepherd's 2006 compensation remain in effect for 2007.

         Tax and Accounting Considerations

         We expense salary, bonus and incentive compensation and benefit costs as they are incurred for tax and accounting purposes. Salary, bonus and incentive compensation, and some benefit payments are taxable to the recipient as ordinary income. The tax and accounting treatment of the various elements of compensation is not a major factor in our decision making with respect to compensation.

         Security Ownership Guidelines and Hedging

         We do not have any formal security ownership guidelines for Mr. Shepherd or our directors, but they all own a significant number of shares, and are among our largest shareholders. We do not have any policies regarding our executive officer's or directors' hedging the economic risk of ownership of our shares.

         Financial Restatement

         The Board of Directors does not have a policy with respect to adjusting retroactively any cash or equity based incentive compensation paid to our executive officer where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of an award or payment, or with respect to recovery of any amount determined to have been inappropriately received by an individual executive. If such a restatement were ever to occur, the Board would expect to address such matters on a case-by-case basis in light of all of the relevant circumstances.

Compensation Committee Report

      The Compensation Committee, has reviewed and discussed the "Compensation Discussion and Analysis" included in this Proxy Statement with management of our Company. Based on that review and discussion, the Board recommended that the "Compensation Discussion and Analysis" be included in our 2006 Annual Report on Form 10-K and in this Proxy Statement.

Larry S. Bowman, M.D.                    James E. McCoy (Chair)
William M. Brown                         Charles L. Winchester

Compensation Committee Interlocks and Insider Participation

         The members of our Compensation Committee in 2006 were Messrs. McCoy (chair), Brown, Bowman and Winchester, none of whom is a current or former officer of our Company.

                           Summary Compensation Table

         The following table provides information about compensation awarded to, earned by or paid to Frederick D. Shepherd, our Chief Executive Officer and Chief Financial Officer, for his services during 2006. Mr. Shepherd is our only executive officer. We did not award any options or other equity compensation to Mr. Shepherd in 2006. We do not currently provide any defined benefit or actuarial pension plans or any non-tax qualified deferred compensation plans.

            Name                            Year         Salary         Non-Equity           All             Total
            and                                           ($)         Incentive Plan        Other             ($)
            Principal                                                  Compensation        Compen-
            Position                                                        ($)             sation
                                                                                            ($)(1)
            ---------                       ----        --------       ------------        -------         --------

            Frederick D. Shepherd, Jr.      2006        $255,000          $15,000          $68,764         $338,764
              President, Chief
              Executive Officer and
              Chief    Financial Officer

(1) Includes our 2006 contributions to the Bank's 401(k) Plan, premiums for medical insurance, disability insurance and life insurance, directors' fees, automobile allowance and other benefits in the amounts shown:


                                                                                                         Gross up for
                                                                                                           Taxes on
                                                               Director's                      Club          Life
    401(k)         Medical        Disability        Life          Fees       Automobile        Dues        Insurance
    ------         -------        ----------        ----          ----       ----------        ----        ---------
    $7,500          $3,310          $648          $27,143        $9,300         $2,425        $4,626        $13,812

                        2006 Grants Of Plan-Based Awards

         The following table provides information about compensation potentially payable under Mr. Shepherd's 2006 short-term incentive compensation arrangement. We did not grant any stock options or other equity-based compensation to Mr. Shepherd in 2006.

   Name                         Grant          Estimated Future Payouts
                                Date          Under Non-Equity Incentive
                                                      Plan Awards


                                            Threshold     Target     Maximum
                                              ($)         ($)         ($)
                                -------    ----------     ------     -------

   Frederick D. Shepherd, Jr.   1/15/04      $10,000     $15,000     $20,000


         The dollar amounts shown above represent the awards that could have been paid to Mr. Shepherd under the growth in assets component of his short-term incentive compensation arrangement if our performance criteria for 2006 were met. As shown in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table, the amount actually paid was the $15,000 target amount. In addition, if we had had an increase in net annual profit in 2006, Mr. Shepherd would have been entitled to 10% of that increase. We did not have any increase in net annual profit in 2006, so Mr. Shepherd did not receive any award under this component of his short-term incentive compensation arrangement. Further information about Mr. Shepherd's short-term incentive compensation arrangement is provided above in the section "--Compensation Discussion and Analysis - Base Salary and Short-Term Incentive Compensation."

                Outstanding Equity Awards At 2006 Fiscal Year-End

         The following table provides information, on an award-by-award basis, about options to purchase shares of our common stock Mr. Shepherd held at the end of 2006. We have not granted any other equity based awards to Mr. Shepherd. All of these options have vested.

                                                     Option Awards

Name                           Number          Number          Equity        Option     Option
                               of              of              Incentive     Exercise   Expiration
                               Securities      Securities      Plan          Price      Date
                               Underlying      Underlying      Awards:          ($)
                               Unexercised     Unexercised     Number
                               Options         Options         of
                                    (#)           (#)          Securities
                               Exercisable     Unexercisable   Underlying
                                                               Unexercised
                                                               Unearned
                                                               Options
                                                                   (#)
                               --------------  -----------   -------------   --------   ----------
Frederick D. Shepherd, Jr.        16,215            -0-            -0-           $5.63     2/19/08
                                   6,486                                          5.70     6/18/08
                                  11,351                                         12.33     2/26/09
                                   2,948                                         12.21    10/16/10
                                   7,020                                         12.82      1/1/11
                                   2,808                                         11.75    12/20/11
                                   9,359                                         12.34      1/1/12
                                   7,640                                         13.32     4/10/14
                                   7,277                                         14.02     4/28/15
                                   6,615                                         17.23     5/26/15

Death Benefits -- Split-Dollar Life Insurance

         We provide Mr. Shepherd with a life insurance policy and have entered into a Split-Dollar Insurance Agreement with him relating thereto. Mr. Shepherd is the owner of the policy. Upon his death, the agreement requires payment to his designated beneficiary of proceeds equal to greater of (a) the cash value of the policy as of the date to which premiums have been paid, or (b) the aggregate premiums paid by him pursuant to the agreement. Any remaining amount of proceeds are required to be paid to us. Any indebtedness on the policy or any indebtedness secured by the cash value of the policy must first be deducted from the proceeds payable to Mr. Shepherd's beneficiary. Policy dividends are required to be applied to purchase additional paid-up life insurance. We are required to pay a portion of the annual premiums equal to the value of the economic benefit attributable to the life insurance protection provided to us under the split-dollar agreement, calculated in accordance with rulings of the Internal Revenue Service. If Mr. Shepherd had died as of December 29, 2006, his beneficiary would have been entitled to a lump sum cash payment of $500,000 under the agreement.

         The foregoing is merely a summary of the Split-Dollar Life Insurance Agreement, and is qualified in its entirety by reference to the agreement itself, which is filed with the Securities and Exchange Commission. This summary does not create any rights in any person.

2006 Option Exercises And Stock Vested

         Mr. Shepherd did not exercise any stock options during 2006 and no stock awards vested in 2006.

Retirement and Nonqualified Deferred Compensation Plans

         We do not currently provide any retirement or pension plans (other than our 401(k) plan) or any defined contribution or other plans that provide for deferral of compensation on a basis that is not tax-qualified.

1989 Stock Option Plan and 1998 Stock Option Plan

         We have adopted two stock option plans, both of which have been approved by our shareholders. The 1989 Stock Option Plan reserved 431,735 shares of our common stock for issuance to eligible employees upon exercise of options. The 1998 Stock Option Plan reserved 617,720 shares of our common stock for issuance to our eligible employees and directors upon exercise of options. Under both plans, our Board of Directors or a committee appointed by our Board of Directors, determines the persons to whom options will be granted and sets the terms of the options within the parameters of the plans. At December 31, 2006, under the 1989 Plan, options to purchase 43,932 shares of our common stock were outstanding, all of which were exercisable. These options have an average exercise price of $5.28 per share. The 1989 Plan had a ten year term and has, therefore, terminated. Although options may still be exercised under the 1989 Plan, no further options may be granted under the 1989 Plan. At December 31, 2006, under the 1998 Plan, options to purchase 428,988 shares of our common stock were outstanding, all of which were exercisable, and 159,831 shares remained available for grant. These options have an average exercise price of $12.74 per share.

         The numbers of shares and average prices in this section have been retroactively adjusted to reflect stock dividends and splits effective through December 31, 2006.

                            COMPENSATION OF DIRECTORS

          We pay our directors fees of $700 for each meeting of the Board of Directors attended. All of our directors are also directors of our Bank, and the Bank pays its directors $600 for each monthly meeting of the Bank's board of directors attended. We do not pay, and the Bank does not pay, retainer fees or committee fees. All non-employee directors also receive an annual grant under the 1998 Stock Option Plan of options to purchase 2,000 shares of the Company's common stock at an exercise price equal to the market value at the date of grant.

         The table below provides information about compensation we paid to each of our directors for their service to the Company and the Bank in 2006. Information about director's fees we paid to Mr. Shepherd is provided in the Summary Compensation Table.

                           2006 Director Compensation

     Name                            Fees       Option      Total
                                    Earned      Awards       ($)
                                      or        ($)(1)
                                   Paid in
                                     Cash
                                     ($)
     ---------------------          ------       -------    -------
     Larry S. Bowman, M.D.          $9,300       $20,790    $30,090
     William M. Brown               $9,300        20,790     30,090
     Robert H. Edwards              $9,300        20,790     30,090
     Blake L. Griffith              $9,300        20,790     30,090
     John R. Hamrick                $9,300        20,790     30,090
     James E. McCoy                 $9,300        20,790     30,090
     Gary V. Thrift                 $9,300        20,790     30,090
     James E. Turner                $9,300        20,790     30,090
     Charles L. Winchester          $9,300        20,790     30,090

(1) The assumptions made in valuation of option awards are set forth in Note A to our audited financial statements for the year ended December 31, 2006, which are included in our Form 10-K for the year ended December 31, 2006 and in our 2006 Annual Report to Shareholders. The amounts shown in these columns are the dollar amounts we recognized in connection with the option grants for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123(R), and do not represent dollar amounts payable to the directors. The grant date fair value of these option awards calculated in accordance with FAS 123(R) was $9.90 per share. As of December 31, 2006, each director held currently exercisable options to purchase 27,436 shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our Bank, in the ordinary course of its business, makes loans to, accepts deposits from, and provides other banking services to our directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Rates paid on deposits and fees charged for other banking services, and other terms of these transactions, are also the same as those prevailing at the time for comparable transactions with other persons. Our Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with our directors, officers, principal stockholders, and their associates. The aggregate dollar amount of loans outstanding to such persons at December 31, 2006 was $6,238,430. During 2006, $1,119,779 of new loans were made and repayments totaled $2,720,782. None of such loans have been on non-accrual status, 90 days or more past due, or restructured at any time.

         We  generally  do not enter into other  non-banking  types of  business
transactions  or  arrangements  for  services  with  our  directors,   officers,
principal shareholders or their associates.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers and certain individuals are required to report periodically their ownership of our common stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to us and written representations of the persons subject to
Section 16(a), it appears that all such filings were made on a timely basis, except the Company has failed to file on behalf of each director two Forms 4 with respect to grants of stock options; and the Company has failed to file on behalf of Mr. Winchester one Form 4 with respect to one other transaction.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Our Board has again selected J. W. Hunt and Company, LLP, Certified Public Accountants with offices in Columbia, South Carolina, to serve as our independent registered public accounting firm for 2007. We expect that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by our independent auditors for audit services rendered in connection with our consolidated financial statements and reports for the years ended December 31, 2006 and 2005, and for other services rendered during such years, on our behalf and on behalf of our Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to us.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of our consolidated financial statements and review of our interim condensed consolidated financial statements included in our quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2006 and 2005, respectively, J. W. Hunt and Company, LLP billed us an aggregate of $48,750 and $43,050 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees". These services would include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. For the years ended December 31, 2006 and 2005, respectively, J. W. Hunt and Company, LLP did not bill us for any audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal and state tax compliance. Fees for other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2006 and 2005, respectively, J. W. Hunt and Company, LLP, billed us an aggregate of $6,750 and $7,250 for tax fees.

All Other Fees

         All other fees would include fees for all services other than those reported above. For the years ended December 31, 2006 and 2005, J. W. Hunt and Company, LLP, did not bill us for any other fees.

         In making its decision to recommend appointment of J. W. Hunt and Company, LLP as our independent auditors for the fiscal year ending December 31, 2007, our Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of J. W. Hunt and Company, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         Our Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by our independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by our Audit Committee. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2006, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of our Board of Directors has reviewed and discussed with our management our audited financial statements for the year ended December 31, 2006. Our Audit Committee has discussed with our independent auditors, J. W. Hunt and Company, LLP, the matters required to be discussed by Statement on Accounting Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee has also received the written disclosures and the letter from J. W. Hunt and Company, LLP, required by Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with J. W. Hunt and Company, LLP, their independence. Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

   Robert H. Edwards                            Gary V. Thrift
   John R. Hamrick                              Charles L. Winchester

                                  OTHER MATTERS

         Our Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

         Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed to be filed with the Securities and Exchange Commission, nor deemed incorporated by reference into any of our prior or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate such information by reference.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         You may obtain copies of our Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 2006, free of charge by requesting such form in writing from Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 459, Seneca, South Carolina 29679. You may also download copies from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                         COMMUNITY FIRST BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, APRIL 24, 2007

         Frederick D. Shepherd or Benjamin L. Hiott, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 24, 2007, and at any adjournment thereof, as follows:

1.    ELECTION OF   [ ] FOR all nominees listed   [ ]  WITHHOLD
      DIRECTORS TO      below (except any I have       AUTHORITY
      HOLD OFFICE       written below)                 to vote for all nominees
      FOR THREE                                        below
      YEAR TERMS

Blake L. Griffith, Robert H. Edwards and Gary V. Thrift

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated: -------------------               ---------------------------------------


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